UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A of Allied Nevada Gold Corp. (the “Company”) amends the Company’s Current Report on Form 8-K dated September 18, 2015 and filed with the Securities and Exchange Commission on such date (the “Original Filing”).

As previously disclosed, on March 10, 2015, the Company and certain of its domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Debtors are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code

On April 24, 2015, the Debtors filed with the Bankruptcy Court a proposed joint chapter 11 plan of reorganization and related disclosure statement. On July 23, 2015, the Debtors filed with the Bankruptcy Court a proposed amended joint chapter 11 plan of reorganization and related amended disclosure statement. On August 27, 2015, the Debtors filed with the Bankruptcy Court an additional proposed Amended Joint Chapter 11 Plan of Reorganization (the “Amended Plan”) and related Amended Disclosure Statement (the “Amended Disclosure Statement”). The Bankruptcy Court entered an order approving the Amended Disclosure Statement on August 28, 2015.

On September 18, 2015, as disclosed in the Original Filing, the Debtors filed with the Bankruptcy Court a supplement (the “Plan Supplement”) to the Amended Plan, which included draft versions of certain documents (the “Documents”) related to the Amended Plan and referenced therein. On September 25, 2015, the Debtors filed with the Bankruptcy Court an amended supplement (the “Amended Plan Supplement”) to the Amended Plan, which includes amended draft versions of certain Documents (the “Amended Documents”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Filing to include updated and revised filings related to the Plan Supplement and to include the Amended Plan Supplement as Exhibit 99.2 to the Amendment.

Except as described above, all other information in, and the exhibit to, the Original Filing remain unchanged.

Item 7.01.	Regulation FD Disclosure.

On September 25, 2015, the Debtors filed with the Bankruptcy Court the Amended Plan Supplement to the Amended Plan, which includes Amended Documents, including (i) amended forms of amended organizational documents for certain Debtors; (ii) an amended form of note purchase agreement, (iii) an amended form of new warrant agreement and amended form of new warrant and (iv) an amended form of stockholders agreement. The Debtors reserve the right to add additional documents to the Plan Supplement, as amended by the Amended Plan Supplement, or to alter, amend, modify or supplement any of the Documents, as amended by the Amended Documents. A copy of the Amended Plan Supplement, as filed, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The Amended Plan Supplement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, the Exchange Act (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission, all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws. All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements, and include, but are not limited to the potential adverse effect of the Chapter 11 Cases on the Debtors’ business, financial condition or results of operations, including the Debtors’ ability to maintain contracts and other business relationships that are critical to the Debtors’ business and the actions and decisions of the Debtors’ creditors and other third parties with interests in the Chapter 11 Cases; the Debtors’ ability to conduct the Chapter 11 Cases on the terms set forth herein; the Debtors’ ability to maintain adequate liquidity to fund the Debtors’ operations during the Chapter 11 Cases and to fund a plan of reorganization and thereafter, including obtaining sufficient debtor in possession financing and exit financing; whether the holders of the Debtors’ liabilities and/or securities receive any value for their interests; whether the Documents will be altered, amended, modified or supplemented and whether any additional documents will be added to the Plan Supplement, as amended by the Amended Plan Supplement; the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases prosecuted from time to time, including approval of the Amended Plan and the Documents, as amended by the Amended Documents; and other factors discussed in Allied Nevada’s filings with the SEC including Allied Nevada’s latest Annual Report on Form 10-K, its

Quarterly Reports on Form 10-Q and its other recent SEC filings (and Canadian filings). Although Allied Nevada has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

Exhibit 99.2	Notice of Filing of Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 1, 2015	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

Exhibit 99.2	Notice of Filing of Plan Supplement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed September 25, 2015